Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Amended and Restated Supplement to Summary Prospectuses for RS Greater China Fund

(Class A, C, K, and Y shares) Dated May 1, 2012, as revised March 1, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.RSinvestments.com/prospectus. You can also get this information at no cost by calling 800-766-3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. The Summary Prospectus incorporates by reference the Fund’s Prospectus, dated May 1, 2012, as supplemented February 26, 2013 and March 1, 2013, and SAI, dated May 1, 2012, as revised December 12, 2012, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2011.

Important Notice Regarding Change in Investment Policy, Effective May 1, 2013

Effective May 1, 2013, the name of RS Greater China Fund will be changed to “RS China Fund.” In connection with the name change, the Fund will no longer have an investment policy of normally investing at least 80% of the value of its net assets in common stocks, preferred stocks, and other securities convertible into common or preferred stock of Greater China companies. Rather, the Fund is adopting a policy of normally investing at least 80% of the value of its net assets in common stocks, preferred stocks, and other securities convertible into common or preferred stock of Chinese companies.

Effective May 1, 2013, under the section titled “Investments, Risks, and Performance — Principal Investment Strategies,” the first paragraph is amended and restated in its entirety as follows:

The Fund normally invests at least 80% of the value of its net assets in common stocks, preferred stocks, and other securities convertible into common or preferred stock of Chinese companies. The Fund currently defines a “Chinese company” as (i) a company that has securities that are traded primarily on any stock exchange in China or Hong Kong; (ii) a company that the Fund’s investment team considers to derive 50% or more of its revenues or profits from goods produced, services performed, or sales made in China or Hong Kong; (iii) a company that is organized under the laws of, or has its principal office in, China or Hong Kong; or (iv) a company that the Fund’s investment team determines has a majority of its physical assets located in China or Hong Kong. Because the Fund focuses its investments in Chinese companies, the values of its shares will be more greatly affected by economic, financial, political, and other factors affecting China or Hong Kong than mutual funds that invest more broadly. The Fund may invest in companies of any size.

In addition, under the section titled “Investments, Risks, and Performance — Principal Risks,” “Greater China Risk” is amended and restated in its entirety as follows:

China Risk

Investments in the China region are subject to special risks, such as less developed or less efficient trading markets, currency fluctuations or blockage, nationalization of assets, limits on repatriation, and the effects of governmental control of markets. The Chinese economy and financial markets have experienced high levels of growth in recent years; any actual or perceived reduction or curtailment in those levels of growth in the future would likely have a substantial adverse impact on the values of Chinese companies. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. A small number of companies and industries represent a relatively large portion of the Chinese market as a whole. Monsoons and other natural disasters may cause substantial adverse economic effects.

Also, the Fund’s benchmark will change from the “MSCI Golden Dragon Index” to the “MSCI China Index.” The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

March 1, 2013